SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 29, 2004

Wells Real Estate Fund V, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-21580	58-1936904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Fund V, L.P. (the “Registrant”) hereby amends its Current Report on Form 8-K dated April 29, 2004 to provide the required pro forma financial statements relating to the sale of Stockbridge Village II on April 29, 2004, as described in such Current Report.

Item 7. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Amendment No. 1 to Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Wells Real Estate Fund V, L.P.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of March 31, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2003	F-3

Pro Forma Statement of Operations for the three months March 31, 2004	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND V, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

By:	/s/ Leo F. Wells, III
LEO F. WELLS, III
General Partner

Date: June 24, 2004

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WELLS REAL ESTATE FUND V, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund V, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2003 and its quarterly report filed on Form 10-Q for the three months ended March 31, 2004.

The following unaudited pro forma balance sheet as of March 31, 2004 has been prepared to give effect to the sale of Stockbridge Village II by Fund V and Fund VI Associates (the “Joint Venture”) as if the disposition and distribution of net proceeds therefrom occurred on March 31, 2004. The Registrant holds an equity interest of approximately 46.4% in the Joint Venture, which owned 100% of Stockbridge Village II.

The following unaudited pro forma statements of operations for the year ended December 31, 2003, and the three months ended March 31, 2004, have been prepared to give effect to the sales of the Hartford Building and the Village Overlook Property (collectively, the “Prior Dispositions”) and Stockbridge Village II as if the dispositions occurred on January 1, 2003. The Joint Venture sold the Hartford Building on August 12, 2003. Fund IV and V Associates sold the Village Overlook Property on September 29, 2003. Wells Real Estate Fund V, L.P. holds an equity interest of approximately 62.33% in Fund IV and V Associates, which owned 100% of the Village Overlook Property. These pro forma statements of operations do not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of Stockbridge Village II if the transaction had occurred on January 1, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of Stockbridge Village II, the Hartford Building, and the Village Overlook Property been consummated as of January 1, 2003.

WELLS REAL ESTATE FUND V, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

MARCH 31, 2004

(Unaudited)

	Wells Real Estate Fund V, L.P. Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$6,048,536	$(1,099,810	)(b)	$4,948,726
Cash and cash equivalents	5,012,860	1,255,411	(c)	6,268,271
Due from joint ventures	105,979	0		105,979

Total assets	$11,167,375	$155,601		$11,322,976

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$12,321	$0		$12,321

Total liabilities	12,321	0		12,321

Partners’ capital:
Limited partners:
Class A – 1,567,566 units outstanding	10,900,753	96,376	(d)	10,997,129
Class B – 133,036 units outstanding	254,301	59,225	(d)	313,526
General partners	0	0		0

Total partners’ capital	11,155,054	155,601		11,310,655

Total liabilities and partners’ capital	$11,167,375	$155,601		$11,322,976

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended March 31, 2004.
(b)	Reflects the Registrant’s interest in the basis of the net assets of Stockbridge Village II as of March 31, 2004. This adjustment would have been recorded by (a) increasing investment in joint ventures by $155,601 as a result of the Registrant’s portion of the gain that would have been recognized on the sale of Stockbridge Village II had the transaction occurred on March 31, 2004 and (b) decreasing investment in joint ventures by $1,255,411 as a result of the assumed distribution of net sale proceeds from the Joint Venture to the Registrant.
(c)	Reflects the Registrant’s proportionate share of net proceeds from the sale of Stockbridge Village II.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain recognized on the sale of Stockbridge Village II.

See accompanying notes.

WELLS REAL ESTATE FUND V, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

		Pro Forma Adjustments
	Wells Real Estate Fund V, L.P. Historical(a)	Prior Dispositions		Stockbridge Village II		Pro Forma Total
REVENUES:
Equity in income of joint ventures	$2,461,789	$(1,225,525	)(b)	$0		$0
	0	(1,364,688	)(c)	0		0
	0			(103,149	)(d)	(231,573)
Interest income	9,345	0		0		9,345

	2,471,134	(2,590,213)		(103,149)		(222,228)

EXPENSES:
Partnership administration	75,328	0		0		75,328
Legal and accounting	26,708	0		0		26,708
Other general and administrative	8,052	0		0		8,052

	110,088	0		0		110,088

NET INCOME (LOSS)	$2,361,046	$(2,590,213)		$(103,149)		$(332,316)

NET INCOME (LOSS) ALLOCATED TO CLASS A LIMITED PARTNERS	$1,882,483	$(2,030,039)		$(104,584)		$(252,140)

NET INCOME ALLOCATED TO CLASS B LIMITED PARTNERS	$478,563	$(560,174)		$1,435		$(80,176)

NET INCOME (LOSS) PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$1.20					$(0.16)

NET INCOME PER WEIGHTED AVERAGE CLASS B LIMITED PARTNER UNIT	$3.59					$(0.60)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,567,279					1,567,279

CLASS B	133,324					133,324

(a)	Historical financial information has been obtained from the Registrant’s annual report filed on Form 10-K for 2003.
(b)	Reflects equity in income of Fund IV and V Associates earned by the Registrant related to the Village Overlook Property, which was sold on September 29, 2003. The pro forma adjustment results from gain on sale and gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(c)	Reflects equity in income (loss) of the Joint Venture earned by the Registrant related to the Hartford Building, which was sold on August 12, 2003. The pro forma adjustment results from gain on sale and gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(d)	Reflects equity in income (loss) of the Joint Venture earned by the Registrant related to Stockbridge Village II. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of Stockbridge Village II if the transaction had occurred on January 1, 2003.

See accompanying notes.

WELLS REAL ESTATE FUND V, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2004

(Unaudited)

	Wells Real Estate Fund V, L.P. Historical(a)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Interest income	$14,575	$0		$14,575
Equity in loss of joint ventures	(92,771)	(27,136	)(b)	(119,907)

	(78,196)	(27,136)		(105,332)

EXPENSES:
Partnership administration	17,545	0		17,545
Legal and accounting	10,281	0		10,281
Other general and administrative	349	0		349

	28,175	0		28,175

NET LOSS	$(106,371)	$(27,136)		$(133,507)

NET LOSS ALLOCATED TO CLASS A LIMITED PARTNERS	$0	$(28,248)		$(28,248)

NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS	$(106,371)	$1,112		$(105,259)

NET LOSS PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$0.00			$(0.02)

NET LOSS PER WEIGHTED AVERAGE CLASS B LIMITED PARTNER UNIT	$(0.80)			$(0.79)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,567,566			1,567,566

CLASS B	133,036			133,036

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended March 31, 2004.
(b)	Reflects equity in income (loss) of the Joint Venture earned by the Registrant related to Stockbridge Village II. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of Stockbridge Village II if the transaction had occurred on January 1, 2003.

See accompanying notes.

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